UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21969
                                                     ---------

                          The Gabelli Global Deal Fund
            --------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2007
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     [LOGO]
                                                                     THE GABELLI
                                                                     GLOBAL DEAL
                                                                     FUND

                          THE GABELLI GLOBAL DEAL FUND
                                  Annual Report
                               December 31, 2007

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------

                      RETURNS THROUGH DECEMBER 31, 2007 (a)
                      -------------------------------------

                                                                      Since
                                                                    Inception
                                                         Quarter    (01/31/07)
                                                         -------    ----------
GABELLI GLOBAL DEAL FUND
   NAV TOTAL RETURN (b) .............................    (1.06)%         3.35%
   INVESTMENT TOTAL RETURN (c) ......................    (4.50)        (14.55)

3 Month U.S. Treasury Bill Index ....................     1.05           4.59
S&P 500 Index .......................................    (3.33)          3.92

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE 3 MONTH U.S. TREASURY BILL INDEX IS COMPRISED OF A SINGLE ISSUE PURCHASED AT THE BEGINNING OF THE MONTH AND HELD FOR A FULL MONTH. AT THE END OF THE MONTH, THAT ISSUE IS SOLD AND ROLLED INTO THE OUTSTANDING TREASURY BILL THAT MATURES CLOSEST TO, BUT NOT BEYOND THREE MONTHS FROM THE RE-BALANCING DATE. TO QUALIFY FOR SELECTION, AN ISSUE MUST HAVE SETTLED ON OR BEFORE THE RE-BALANCING (MONTH END) DATE. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE 3 MONTH U.S. TREASURY BILL INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

--------------------------------------------------------------------------------

                                                  Sincerely yours,

                                                  /s/ Bruce N. Alpert

                                                  Bruce N. Alpert
                                                  President

February 22, 2008

                          THE GABELLI GLOBAL DEAL FUND
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:

U.S. Government Obligations .........................................    34.7%
Health Care .........................................................    12.3%
Energy and Utilities ................................................     8.7%
Computer Software and Services ......................................     7.1%
Wireless Communications .............................................     5.1%
Consumer Products ...................................................     5.0%
Media ...............................................................     4.1%
Telecommunications ..................................................     3.7%
Building and Construction ...........................................     3.1%
Hotels and Gaming ...................................................     2.8%
Specialty Chemicals .................................................     2.4%
Financial Services ..................................................     2.1%
Diversified Industrial ..............................................     2.1%
Business Services ...................................................     1.2%
Equipment and Supplies ..............................................     1.1%
Consumer Services ...................................................     1.1%
Food and Beverage ...................................................     0.7%
Electronics .........................................................     0.6%
Metals and Mining ...................................................     0.6%
Semiconductors ......................................................     0.5%
Cable and Satellite .................................................     0.5%
Machinery ...........................................................     0.2%
Retail ..............................................................     0.2%
Communications Equipment ............................................     0.1%
Environmental Services ..............................................     0.0%
Automotive ..........................................................     0.0%
Materials ...........................................................     0.0%
Transportation ......................................................     0.0%
Agriculture .........................................................     0.0%
Computer Hardware ...................................................     0.0%
Broadcasting ........................................................     0.0%
                                                                        -----
                                                                        100.0%
                                                                        =====

      THE GABELLI GLOBAL DEAL FUND (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC's website at www.sec.gov.

                          THE GABELLI GLOBAL DEAL FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS -- 65.3%
               AGRICULTURE -- 0.0%
       1,000   Provimi SA .....................  $       46,580  $       27,048
                                                 --------------  --------------
               AUTOMOTIVE -- 0.0%
       6,000   Lear Corp.+ ....................         180,593         165,960
                                                 --------------  --------------
               BROADCASTING -- 0.0%
       1,000   Cumulus Media Inc., Cl. A+ .....          11,045           8,040
                                                 --------------  --------------
               BUILDING AND CONSTRUCTION -- 3.1%
       5,000   Goodman Global Inc.+ ...........         124,128         122,700
      25,000   Hagemeyer NV ...................         161,135         171,060
     125,000   The Genlyte Group Inc.+ ........      11,793,577      11,900,000
                                                 --------------  --------------
                                                     12,078,840      12,193,760
                                                 --------------  --------------
               BUSINESS SERVICES -- 1.2%
       4,000   Acxiom Corp. ...................          84,020          46,920
       2,000   Electronic Clearing
                 House Inc.+ ..................          33,190          33,220
       5,000   Emergis Inc.+ ..................          41,157          41,542
     150,000   First Consulting Group Inc.+ ...       1,934,712       1,939,500
     157,000   PHH Corp.+ .....................       4,222,118       2,769,480
      25,000   Securitas Direct AB, Cl. B+ ....         104,760         100,183
       1,500   United Rentals Inc.+ ...........          39,251          27,540
                                                 --------------  --------------
                                                      6,459,208       4,958,385
                                                 --------------  --------------
               CABLE AND SATELLITE -- 0.5%
      30,000   EchoStar Communications
                 Corp., Cl. A+ ................       1,116,719       1,131,600
      38,001   PT Multimedia Servicos de
                 Telecomunicacoes e
                 Multimedia SGPS SA ...........         373,550         530,593
       5,000   Sogecable SA+ ..................         197,461         200,301
                                                 --------------  --------------
                                                      1,687,730       1,862,494
                                                 --------------  --------------
               COMMUNICATIONS EQUIPMENT -- 0.1%
       6,309   CommScope Inc.+ ................         311,266         310,446
                                                 --------------  --------------
               COMPUTER HARDWARE -- 0.0%
       1,000   Printronix Inc. ................          15,595          15,850
                                                 --------------  --------------
               COMPUTER SOFTWARE AND SERVICES -- 7.1%
       7,500   Affiliated Computer
                 Services Inc., Cl. A+ ........         375,849         338,250
     300,000   BEA Systems Inc.+ ..............       5,067,559       4,734,000
      75,000   Business Objects SA+ ...........       4,582,560       4,583,534
       2,000   Business Objects SA, ADR+ ......         114,790         121,800
     200,000   Cognos Inc.+ ...................      11,445,246      11,514,000
       6,000   Jupitermedia Corp.+ ............          41,409          22,920
      90,000   NAVTEQ Corp.+ ..................       6,853,600       6,804,000
       5,000   Netmanage Inc.+ ................          33,330          30,200
                                                 --------------  --------------
                                                     28,514,343      28,148,704
                                                 --------------  --------------
               CONSUMER PRODUCTS -- 5.0%
     250,000   Altadis SA .....................      17,064,795      18,169,657
      24,000   Harman International
                 Industries Inc. ..............       2,935,295       1,769,040
                                                 --------------  --------------
                                                     20,000,090      19,938,697
                                                 --------------  --------------
               CONSUMER SERVICES -- 1.1%
     105,000   Tele Atlas NV+ .................       4,518,125       4,321,461
                                                 --------------  --------------
               DIVERSIFIED INDUSTRIAL -- 2.1%
     570,000   Myers Industries Inc. ..........      12,633,928       8,247,900
                                                 --------------  --------------

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               ELECTRONICS -- 0.6%
     211,700   Alliance Semiconductor Corp. ...  $    1,050,065  $      338,720
      60,000   Bel Fuse Inc., Cl. A ...........       2,258,239       2,069,400
      15,000   Genesis Microchip Inc.+ ........         127,275         128,550
                                                 --------------  --------------
                                                      3,435,579       2,536,670
                                                 --------------  --------------
               ENERGY AND UTILITIES -- 8.7%
   2,000,000   Aquila Inc.+ ...................       8,311,809       7,460,000
     235,000   Endesa SA ......................      12,404,976      12,489,217
      30,000   Energy East Corp. ..............         813,846         816,300
     100,000   Grant Prideco Inc.+ ............       5,391,570       5,551,000
      85,000   NorthWestern Corp. .............       2,677,535       2,507,500
      30,000   PrimeWest Energy Trust .........         838,084         818,279
     175,000   Puget Energy Inc. ..............       4,900,670       4,800,250
      50,000   WesternZagros
                 Resources Ltd.+ ..............         183,304         121,587
                                                 --------------  --------------
                                                     35,521,794      34,564,133
                                                 --------------  --------------
               ENTERTAINMENT -- 0.0%
         300   Penn National Gaming Inc.+ .....          17,971          17,865
                                                 --------------  --------------
               ENVIRONMENTAL SERVICES -- 0.0%
       5,000   Waste Industries USA Inc. ......         178,926         181,500
                                                 --------------  --------------
               EQUIPMENT AND SUPPLIES -- 1.1%
     100,000   Trane Inc. .....................       4,556,686       4,671,000
                                                 --------------  --------------
               FINANCIAL SERVICES -- 2.1%
     100,000   Alfa Corp. .....................       2,162,138       2,167,000
       6,000   Asset Acceptance
                 Capital Corp. ................         113,430          62,460
       5,000   Banco BPI SA ...................          42,724          39,183
       4,000   Commerce Bancorp Inc. ..........         150,771         152,560
       1,000   First Indiana Corp. ............          31,305          32,000
     120,000   SLM Corp. ......................       5,269,857       2,416,800
      35,000   The Midland Co. ................       2,219,556       2,264,150
      30,000   Wachovia Corp. .................       1,402,135       1,140,900
                                                 --------------  --------------
                                                     11,391,916       8,275,053
                                                 --------------  --------------
               FOOD AND BEVERAGE -- 0.7%
      10,000   Bull-Dog Sauce Co. Ltd. ........          31,857          19,693
      18,000   Grolsch NV, CVA ................       1,266,148       1,260,055
     202,000   Katokichi Co. Ltd. .............       1,278,720       1,262,105
       6,000   Reddy Ice Holdings Inc. ........         180,740         151,860
                                                 --------------  --------------
                                                      2,757,465       2,693,713
                                                 --------------  --------------
               HEALTH CARE -- 12.3%
     100,000   Adams Respiratory
                 Therapeutics Inc.+ ...........       5,919,285       5,974,000
     125,000   Aspreva
                 Pharmaceuticals Corp.+ .......       3,203,306       3,250,000
       5,000   Axcan Pharma Inc.+ .............         112,775         115,000
       5,000   Bradley Pharmaceuticals Inc.+ ..          98,655          98,500
     500,000   Coley Pharmaceutical
                 Group Inc.+ ..................       3,964,452       4,000,000
      30,000   E-Z-Em-Inc.+ ...................         617,985         621,900
     300,000   MGI Pharma Inc.+ ...............      12,026,826      12,159,000
      66,000   Pharmion Corp.+ ................       4,237,324       4,148,760
         200   Radiation Therapy
                 Services Inc.+ ...............           6,197           6,182
     150,000   Respironics Inc.+ ..............       9,815,889       9,822,000
     200,000   Sierra Health Services Inc.+ ...       8,360,938       8,392,000
       3,000   Ventana Medical Systems Inc.+ ..         230,504         261,690
       2,000   Visicu Inc.+ ...................          23,510          23,740
                                                 --------------  --------------
                                                     48,617,646      48,872,772
                                                 --------------  --------------

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               COMMON STOCKS (CONTINUED)
               HOTELS AND GAMING -- 2.8%
     125,000   Harrah's Entertainment Inc. ....  $   10,780,811  $   11,093,750
                                                 --------------  --------------
               MACHINERY -- 0.2%
      10,000   Stork NV .......................         698,108         703,247
                                                 --------------  --------------
               MATERIALS -- 0.0%
      12,500   Intertape Polymer Group Inc.+ ..          58,500          39,250
                                                 --------------  --------------
               MEDIA -- 4.1%
     100,000   APN News & Media Ltd. ..........         469,655         462,731
     330,000   Cablevision Systems Corp.,
                 Cl. A+ .......................      11,300,471       8,085,000
     230,000   Clear Channel
                 Communications Inc. ..........       8,371,712       7,939,600
                                                 --------------  --------------
                                                     20,141,838      16,487,331
                                                 --------------  --------------
               METALS AND MINING -- 0.6%
       3,000   Arizona Star Resource Corp.+ ...          53,453          54,258
      73,700   Claymont Steel
                 Holdings Inc.+ ...............       1,721,348       1,720,895
       1,000   Cumerio NV/SA ..................          40,067          41,683
       5,000   Gloucester Coal Ltd. ...........          20,075          28,976
      20,000   Jubilee Mines NL ...............         396,041         398,282
      16,000   Uranium One Inc.+ ..............         205,440         143,148
                                                 --------------  --------------
                                                      2,436,424       2,387,242
                                                 --------------  --------------
               RETAIL -- 0.2%
       3,120   AOKI Holdings Inc. .............          53,770          54,907
      14,500   Genesco Inc.+ ..................         768,962         548,100
                                                 --------------  --------------
                                                        822,732         603,007
                                                 --------------  --------------
               SEMICONDUCTORS -- 0.5%
     107,600   Nextest Systems Corp.+ .........       2,121,532       2,140,164
                                                 --------------  --------------
               SPECIALTY CHEMICALS -- 2.4%
         320   Mitsubishi Chemical
                 Holdings Corp. ...............           2,566           2,458
     250,000   UAP Holding Corp. ..............       9,571,862       9,650,000
                                                 --------------  --------------
                                                      9,574,428       9,652,458
                                                 --------------  --------------
               TELECOMMUNICATIONS -- 3.7%
     100,000   Asia Satellite
                 Telecommunications
                 Holdings Ltd., ADR ...........       2,244,548       1,860,000
      90,000   Golden Telecom Inc.+ ...........       9,307,842       9,085,500
       1,000   Neuf Cegetel ...................          50,717          50,587
     300,000   Portugal Telecom SGPS SA .......       3,972,980       3,916,839
                                                 --------------  --------------
                                                     15,576,087      14,912,926
                                                 --------------  --------------
               TRANSPORTATION -- 0.0%
       2,000   Midwest Air Group Inc.+                   28,990          29,600
                                                 --------------  --------------
               WIRELESS COMMUNICATIONS -- 5.1%
     280,000   Rural Cellular Corp., Cl. A+          12,258,390      12,345,200
     300,000   SunCom Wireless
                 Holdings Inc., Cl. A+ ........       7,743,945       8,004,000
                                                 --------------  --------------
                                                     20,002,335      20,349,200
                                                 --------------  --------------
               TOTAL COMMON
                 STOCKS .......................     275,177,111     260,409,626
                                                 --------------  --------------

                                                                     MARKET
   SHARES                                             COST           VALUE
------------                                     --------------  --------------
               WARRANTS -- 0.0%
               ENERGY AND UTILITIES -- 0.0%
       4,000   WesternZagros Resources Ltd.,
                 expire 01/18/08+ .............  $        6,284  $          608
                                                 --------------  --------------

 PRINCIPAL
  AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 34.7%
               U.S. TREASURY BILLS -- 28.7%
$115,356,000   U.S. Treasury Bills,
                 2.487% to 3.611%++,
                 01/10/08 to 06/05/08 .........     114,366,741     114,312,141
                                                 --------------  --------------
               U.S. TREASURY NOTES -- 6.0%
  23,685,000   U.S. Treasury Note,
                 4.625%, 03/31/08 .............      23,720,664      23,771,971
                                                 --------------  --------------
               TOTAL U.S. GOVERNMENT
                 OBLIGATIONS ..................     138,087,405     138,084,112
                                                 --------------  --------------
TOTAL INVESTMENTS -- 100.0% ...................  $  413,270,800     398,494,346
                                                 ==============

SECURITIES SOLD SHORT
  (Proceeds received $305,054) ................                        (310,417)

FORWARD FOREIGN EXCHANGE CONTRACTS
  (Unrealized depreciation) ...................                         (84,362)

OTHER ASSETS AND LIABILITIES (NET) ............                      (4,082,540)
                                                                 --------------

NET ASSETS -- COMMON SHARES
 (21,300,610 common shares outstanding) .......                  $  394,017,027
                                                                 ==============

NET ASSET VALUE PER COMMON SHARE
 ($394,017,027 / 21,300,610 shares outstanding)                  $        18.50
                                                                 ==============

                                                                     MARKET
   SHARES                                           PROCEEDS         VALUE
------------                                     --------------  --------------
               SECURITIES SOLD SHORT -- (0.1)%
               COMMUNICATIONS
               EQUIPMENT -- (0.1)%
       6,308   CommScope Inc.+ ................  $      305,054  $      310,417

 PRINCIPAL                                         SETTLEMENT      UNREALIZED
  AMOUNT                                              DATE        DEPRECIATION
------------                                     --------------  --------------
                FORWARD FOREIGN EXCHANGE
                CONTRACTS -- (0.0)%
$  8,117,671(a) Deliver Euros in exchange
                 for USD11,784,098 ............        01/31/08  $      (84,362)
                                                                 ==============
----------
(a)   Principal amount denoted in Euros.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR   American Depository Receipt
                                                         % OF
                                                        MARKET       MARKET
                                                        VALUE        VALUE
                                                        ------   --------------
GEOGRAPHIC DIVERSIFICATION
United States .................................           80.9%  $  322,495,575
Europe ........................................           14.0       55,811,948
Canada ........................................            4.1       16,097,671
Asia/Pacific ..................................            0.7        2,749,990
Japan .........................................            0.3        1,339,162
                                                        ------   --------------
                                                         100.0%  $  398,494,346
                                                        ======   ==============

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

ASSETS:
   Investments, at value (cost $413,270,800) ..................   $ 398,494,346
   Foreign currency, at value (cost $515,175) .................         515,321
   Deposit at broker ..........................................         305,054
   Receivable for investments sold ............................      10,280,546
   Dividends receivable .......................................         830,722
   Prepaid expense ............................................          11,718
                                                                  -------------
   TOTAL ASSETS ...............................................     410,437,707
                                                                  -------------
LIABILITIES:
   Securities sold short (proceeds received $305,054) .........         310,417
   Payable to custodian .......................................         664,810
   Payable for investments purchased ..........................      14,518,604
   Payable for investment advisory fees .......................         169,384
   Payable for payroll expenses ...............................          41,716
   Payable for accounting fees ................................          11,250
   Unrealized depreciation on swap contracts ..................         304,194
   Payable for offering expenses ..............................         205,068
   Unrealized depreciation on forward foreign
     exchange contracts .......................................          84,362
   Other accrued expenses .....................................         110,875
                                                                  -------------
   TOTAL LIABILITIES ..........................................      16,420,680
                                                                  -------------
   NET ASSETS applicable to 21,300,610
     shares outstanding .......................................   $ 394,017,027
                                                                  =============
NET ASSETS CONSIST OF:
   Paid-in capital, at $0.001 par value .......................   $ 406,030,136
   Undistributed net investment income ........................         691,417
   Accumulated net realized gains on investments,
     swap contracts, and foreign currency transactions ........       2,175,957
   Net unrealized depreciation on investments .................     (14,776,454)
   Net unrealized depreciation on swap contracts ..............        (304,194)
   Net unrealized depreciation on securities sold short .......          (5,363)
   Net unrealized appreciation on foreign
     currency translations ....................................         205,528
                                                                  -------------
   NET ASSETS .................................................   $ 394,017,027
                                                                  =============
   NET ASSET VALUE PER COMMON SHARE:
     ($394,017,027 / 21,300,610 shares outstanding;
     unlimited number of shares authorized) ...................   $       18.50
                                                                  =============

                             STATEMENT OF OPERATIONS
                   FOR THE PERIOD ENDED DECEMBER 31, 2007 (a)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $194,222) ...............   $   5,643,486
   Interest ...................................................       4,461,358
                                                                  -------------
   TOTAL INVESTMENT INCOME ....................................      10,104,844
                                                                  -------------
EXPENSES:
   Investment advisory fees ...................................       1,848,048
   Shareholder communications expenses ........................         129,778
   Payroll expenses ...........................................         113,092
   Trustees' fees .............................................          61,198
   Custodian fees .............................................          50,079
   Legal and audit fees .......................................          49,000
   Accounting fees ............................................          45,000
   Interest expense ...........................................          16,638
   Shareholder services fees ..................................           8,074
   Miscellaneous expenses .....................................          50,803
                                                                  -------------
   TOTAL EXPENSES .............................................       2,371,710
   Less: Custodian fee credits ................................         (66,717)
                                                                  -------------
   NET EXPENSES ...............................................       2,304,993
                                                                  -------------
   NET INVESTMENT INCOME ......................................       7,799,851
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, SECURITIES SOLD SHORT, AND
   FOREIGN CURRENCY:
   Net realized gain on investments ...........................      19,755,219
   Net realized gain on swap contracts ........................       1,141,226
   Net realized loss on foreign currency transactions .........        (282,139)
                                                                  -------------
   Net realized gain on investments, swap contracts,
     and foreign currency transactions ........................      20,614,306
                                                                  -------------
   Net change in unrealized appreciation/depreciation:
     on investments ...........................................     (14,776,454)
     on swap contracts ........................................        (304,194)
     on securities sold short .................................          (5,363)
     on foreign currency translations .........................         205,528
                                                                  -------------
   Net change in unrealized appreciation/depreciation on
     investments, swap contracts, securities sold short,  and
     foreign currency translations ............................     (14,880,483)
                                                                  -------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS, SWAP CONTRACTS, SECURITIES SOLD SHORT,
     AND FOREIGN CURRENCY .....................................       5,733,823
                                                                  -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......   $  13,533,674
                                                                  =============

----------
(a) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            PERIOD ENDED
                                                                                        DECEMBER 31, 2007 (a)
                                                                                       ----------------------
OPERATIONS:
   Net investment income ...........................................................       $   7,799,851
   Net realized gain on investments, swap contracts, and foreign currency
     transactions ..................................................................          20,614,306
   Net change in unrealized appreciation/depreciation on investments,
     swap contracts, securities sold short, and foreign currency translations ......         (14,880,483)
                                                                                           -------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................          13,533,674
                                                                                           -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...........................................................          (6,348,376)
   Net realized gain on investments, swap contracts, and foreign currency
     transactions ..................................................................         (19,198,407)
                                                                                           -------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ......................................         (25,546,783)
                                                                                           -------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued in offering and
     reinvestment of distributions .................................................         406,953,927
   Net decrease from repurchase of common shares ...................................            (173,799)
   Offering costs for common shares charged to paid-in-capital .....................            (850,000)
                                                                                           -------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .........................         405,930,128
                                                                                           -------------
   NET INCREASE IN NET ASSETS ......................................................         393,917,019

NET ASSETS:
   Beginning of period .............................................................             100,008
                                                                                           -------------
   End of period (including undistributed net investment income of $691,417) .......       $ 394,017,027
                                                                                           =============

----------
(a) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Deal Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund sold 5,236 shares to Gabelli Funds, LLC (the "Adviser") for $100,008 on December 22, 2006. Investment operations commenced on January 31, 2007 upon the settlement of the sale of 18,750,000 shares of beneficial interest in the amount of $357,375,000 (net of underwriting fees and expenses of $17,625,000). In addition, on March 9, 2007, the Fund issued 2,500,000 shares of beneficial interest in the amount of $47,650,000 (net of underwriting fees and expenses of $2,350,000) in conjunction with the exercise of the underwriters' overallotment option. The Adviser agreed to pay all the Fund's organizational costs and the amount by which the Fund's offering costs (other than the underwriting fees) exceed $0.04 per common share.

      The Fund's primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell,

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

      SWAP AGREEMENTS. The Fund may enter into equity swap transactions. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. An equity swap is a swap where a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

      The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

      The Fund has entered into equity swap agreements with Bear, Stearns International Limited. Details of the swaps at December 31, 2007 are as follows:

                                                                                                                  NET UNREALIZED
           NOTIONAL                 EQUITY SECURITY                     INTEREST RATE/              TERMINATION     APPRECIATION
            AMOUNT                     RECEIVED                      EQUITY SECURITY PAID              DATE        (DEPRECIATION)
           --------                 ---------------                  --------------------           -----------    --------------
                                      Market Value                Overnight LIBOR plus 40 bps plus
                                    Appreciation on:              Market Value Depreciation on:
$    65,225 (100,000 shares)     Gulf Keystone Petroleum Ltd.        Gulf Keystone Petroleum Ltd.      04/15/08     $   (1,170)
 10,943,612 (800,000 shares)   Imperial Chemical Industries plc   Imperial Chemical Industries plc     05/15/08       (305,329)
      9,193   (1,000 shares)            J Sainsbury plc                    J Sainsbury plc             09/15/08           (718)
     74,370  (25,000 shares)               Umbro plc                          Umbro plc                09/15/08         17,908
    507,482  (20,000 shares)           Burren Energy plc                  Burren Energy plc            10/15/08        (24,063)
    908,941  (75,000 shares)            Gyrus Group plc                    Gyrus Group plc             10/15/08         14,732
  1,625,568  (75,000 shares)            Kelda Group plc                    Kelda Group plc             10/15/08         (6,023)
     55,710  (10,000 shares)              Foseco plc                          Foseco plc               11/17/08            585
     13,593   (1,000 shares)       MTL Instruments Group plc          MTL Instruments Group plc        11/17/08           (116)
                                                                                                                      ----------
                                                                                                                      $ (304,194)
                                                                                                                      ==========

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2007, there were no open futures contracts.

                          THE GABELLI GLOBAL DEAL FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. Securities sold short at December 31, 2007 are reflected in the Schedule of Investments.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at December 31, 2007 are reflected in the Schedule of Investments.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

      MERGER ARBITRAGE RISK. The principal risk associated with the Fund's investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated, or be renegotiated or terminated, in which case, losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the period ended December 31, 2007, reclassifications were made to decrease undistributed net investment income by $760,058 and increase accumulated net realized gains on investments, swap contracts, and foreign currency transactions by $760,058.

      The tax character of distributions paid during the period ended December 31, 2007 was as follows:

DISTRIBUTIONS PAID FROM:
Ordinary income
  (inclusive of short-term capital gains) .......................   $ 25,546,783
                                                                    ------------
Total distributions paid ........................................   $ 25,546,783
                                                                    ============

      PROVISION FOR INCOME TAXES. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

      At December 31, 2007, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on passive foreign investment companies.

      As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Net unrealized depreciation on investments ...................   $  (15,068,398)
Net unrealized depreciation on foreign currency and swap
  contracts ..................................................          (98,666)
Undistributed ordinary income ................................        2,991,405
Post-October currency loss deferral ..........................         (141,644)
Other temporary differences ..................................          304,194
                                                                 --------------
  Total ......................................................   $  (12,013,109)
                                                                 ==============

      The following summarizes the tax cost of investments and the related unrealized appreciation (depreciation) at December 31, 2007:

                                       GROSS             GROSS
                       COST/         UNREALIZED       UNREALIZED       NET UNREALIZED
                      PREMIUMS      APPRECIATION     DEPRECIATION       DEPRECIATION
                   -------------   -------------   ----------------   ---------------
Investments ....   $ 413,557,381    $ 3,062,591     $ (18,125,626)     $ (15,063,035)
Short sales ....         305,054             --            (5,363)            (5,363)
                                    -----------     -------------      -------------
                                    $ 3,062,591     $ (18,130,989)     $ (15,068,398)
                                    ===========     =============      =============

      FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund's average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at calendar year end if the Fund's total return on its managed assets during the calendar year in question exceeds the total return of the 3 Month U.S. Treasury Bill Index (the "T-Bill Index") during the same period. For every 4 basis points that the Fund's total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually 1 basis point performance fee up

                          THE GABELLI GLOBAL DEAL FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the period ended December 31, 2007, the Fund did not pay a performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

      During the period ended December 31, 2007, the Fund paid brokerage commissions on security trades of $856,982 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the period ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

      As per the approval of the Board, the Fund compensates officers, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the period ended December 31, 2007 the Fund paid or accrued $113,092, which is included in payroll expenses in the Statement of Operations.

      The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended in person ($500 if attended telephonically) and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per committee meeting attended. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the period ended December 31, 2007, other than short-term and U.S. Government securities, aggregated $1,511,044,317 and $528,976,116, respectively.

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the period ended December 31, 2007, the Fund repurchased 10,500 shares of its common stock in the open market at a cost of $173,799 and an average discount of approximately 13.75% from its NAV. All shares of common stock repurchased have been retired.

      Transactions in shares of beneficial interest were as follows:

                                                            PERIOD ENDED
                                                        DECEMBER 31, 2007 (a)
                                                      -------------------------
                                                        SHARES         AMOUNT
                                                      ----------  -------------
Initial Seed Capital ...............................       5,236  $     100,008
Shares issued in offering
  (net of underwriting fees and offering costs) ....  21,250,000    405,025,000
Shares issued upon reinvestment of
  distributions ....................................      55,874      1,078,927
Shares repurchased .................................     (10,500)      (173,799)
                                                      ----------  -------------
Net increase .......................................  21,300,610  $ 406,030,136
                                                      ==========  =============

----------
(a) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                          THE GABELLI GLOBAL DEAL FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD:

                                                               PERIOD ENDED
                                                           DECEMBER 31, 2007 (d)
                                                           ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ................        $  19.06(e)
   Net investment income (a) ...........................            0.37
   Net realized and unrealized gain on investments,
      swap contracts, and foreign currency
      transactions .....................................            0.27
                                                                --------
   Total from investment operations ....................            0.64
                                                                --------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...............................           (0.30)
   Net realized gains on investments, swap
      contracts, and foreign currency
      transactions .....................................           (0.90)
                                                                --------
   Total distributions to common shareholders ..........           (1.20)
                                                                --------
FUND SHARE TRANSACTIONS:
   Increased in net asset value from common
     share transactions ................................            0.00(f)
                                                                --------
   NET ASSET VALUE, END OF PERIOD ......................        $  18.50
                                                                ========
   Net asset value total return + ......................            3.35%
                                                                ========
   Market value, end of period .........................        $  15.96
                                                                ========
   Total investment return ++ ..........................          (14.55)%
                                                                ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets end of period (in 000's) .................        $394,017
   Ratio of net investment income to average net
      assets ...........................................            2.12%(g)
   Ratio of operating expenses to average net
      assets (b)(c) ....................................            0.64%(g)
   Portfolio turnover rate .............................             177%

----------
 + Based on net asset value per share, at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share, at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b) The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for the period ended December 31, 2007 would have been 0.63%.

(c) The Fund incurred interest expense during the period ended December 31, 2007. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.62%.

(d) The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(e) The beginning of the period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(f)   Amount represents less than $0.005 per share.

(g)   Annualized.

                See accompanying notes to financial statements.

                          THE GABELLI GLOBAL DEAL FUND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The Gabelli Global Deal Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Deal Fund (the "Fund"), as of December 31, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the period January 31, 2007 (commencement of operations) through December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Deal Fund at December 31, 2007, the results of its operations, the changes in its net assets and its financial highlights for the period January 31, 2007 (commencement of operations) through December 31, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 21, 2008

                          THE GABELLI GLOBAL DEAL FUND
                    ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Deal Fund at One Corporate Center, Rye, NY 10580-1422.

                                                 NUMBER OF
                                TERM OF        FUNDS IN FUND
    NAME, POSITION(S)          OFFICE AND         COMPLEX
       ADDRESS(1)              LENGTH OF        OVERSEEN BY             PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
        AND AGE              TIME SERVED(2)       TRUSTEE               DURING PAST FIVE YEARS               HELD BY TRUSTEE(4)
--------------------------   --------------   ---------------- ---------------------------------------   -------------------------
INTERESTED TRUSTEES(3):

MARIO J. GABELLI               Since 2006**          26        Chairman and Chief Executive Officer     Director of Morgan Group
Trustee and                                                    of GAMCO Investors, Inc. and Chief       Holdings, Inc. (holding
Chief Investment Officer                                       Investment Officer - Value Portfolios    company); Chairman of the
Age: 65                                                        of Gabelli Funds, LLC and GAMCO Asset    Board of LICT Corp.
                                                               Management Inc.; Director/Trustee or     (multimedia and
                                                               Chief Investment Officer of other        communication services
                                                               registered investment companies in the   company)
                                                               Gabelli/GAMCO Funds complex; Chairman
                                                               and Chief Executive Officer of GGCP,
                                                               Inc.

EDWARD T. TOKAR               Since 2006***           2        Senior Managing Director of Beacon       Trustee of LEVCO Series
Trustee                                                        Trust Company since 2004; Chief          Trust; Director of DB
Age: 60                                                        Executive Officer of Allied Capital      Hodge Strategies Fund LLC;
                                                               Management LLC (1997-2004); Vice         Director of the Topiary
                                                               President - Investments of Honeywell     Benefit Plan Investor Fund
                                                               International Inc. (1977-2004)           LLC (financial services)

NON-INTERESTED TRUSTEES(5):

ANTHONY J. COLAVITA           Since 2006***          35        Partner in the law firm of Anthony J.                --
Trustee                                                        Colavita, P.C.
Age: 72

JAMES P. CONN                  Since 2006*           16        Former Managing Director and Chief                   --
Trustee                                                        Investment Officer of Financial
Age: 69                                                        Security Assurance Holdings Ltd.
                                                               (insurance holding company) (1992-1998)

CLARENCE A. DAVIS              Since 2006*            2        Chief Executive Officer of Nestor,       Director of Oneida Ltd.
Trustee                                                        Inc.; Former Chief Operating Officer     (kitchenware)
Age: 65                                                        (2000-2005) and Chief Financial Officer
                                                               (1999-2000) of the American Institute
                                                               of Certified Public Accountants

MARIO D'URSO                   Since 2006**           4        Chairman of Mittel Capital Markets                   --
Trustee                                                        S.p.A. since 2001
Age: 67

ARTHUR V. FERRARA              Since 2006*            7        Former Chairman of the Board and Chief               --
Trustee                                                        Executive Officer of The Guardian Life
Age: 77                                                        Insurance Company of America
                                                               (1992-1995)

MICHAEL J. MELARKEY            Since 2006**           4        Partner in the law firm of Avansino,     Director of Southwest Gas
Trustee                                                        Melarkey, Knobel & Mulligan              Corporation (natural gas
Age: 58                                                                                                 utility)

SALVATORE J. ZIZZA            Since 2006***          26        Chairman of Zizza & Co., Ltd.            Director of Hollis-Eden
Trustee                                                        (consulting)                             Pharmaceuticals
Age: 62                                                                                                 (biotechnology); Director
                                                                                                        of Earl Scheib, Inc.
                                                                                                        (automotive services)

                          THE GABELLI GLOBAL DEAL FUND
              ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                                TERM OF
    NAME, POSITION(S)          OFFICE AND
       ADDRESS(1)              LENGTH OF                                  PRINCIPAL OCCUPATION(S)
        AND AGE              TIME SERVED(2)                               DURING PAST FIVE YEARS
--------------------------   --------------                              -----------------------
OFFICERS:

BRUCE N. ALPERT                Since 2006     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                                     since 1988 and an officer of most of the registered investment companies in
Age: 56                                       the Gabelli/GAMCO Funds complex; Director and President of Gabelli Advisers,
                                              Inc. since 1998

CARTER W. AUSTIN               Since 2006     Vice President of The Gabelli Equity Trust Inc. since 2000, The Gabelli
Vice President                                Dividend & Income Trust since 2003, The Gabelli Global Gold, Natural
Age: 41                                       Resources & Income Trust since 2005; and The Gabelli Healthcare & Wellness(Rx)
                                              Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

PETER D. GOLDSTEIN             Since 2006     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer                      Compliance Officer of all of the registered investment companies in the
Age: 54                                       Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management
                                              (2000-2004)

JAMES E. MCKEE                 Since 2006     Vice President, General Counsel, and Secretary of GAMCO Investors, Inc. since
Secretary                                     1999 and GAMCO Asset Management Inc. since 1993; Secretary of all of the
Age: 44                                       registered investment companies in the Gabelli/GAMCO Funds complex

SHEILA J. MOORE                Since 2006     Assistant Vice President of The Gabelli Global Deal Fund since 2006; Adjunct
Assistant Vice President                      professor in Economics and Finance, Woodbury University, Burbank, CA prior to
and Ombudsman                                 2006
Age: 45

AGNES MULLADY                  Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the
Treasurer                                     registered investment companies in the Gabelli/GAMCO Funds complex; Senior
Age: 49                                       Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
                                              Officer of Excelsior Funds (2004-2005); Chief Financial Officer of AMIC
                                              Distribution Partners (2002-2004); Controller of Reserve Management
                                              Corporation and Reserve Partners, Inc. and Treasurer of Reserve Funds
                                              (2000-2002)

DAVID I. SCHACHTER             Since 2006     Vice President of The Gabelli Utility Trust since 1999 and The Gabelli Global
Vice President                                Utility & Income Trust since 2004; Vice President of Gabelli & Company, Inc.
Age: 54                                       since 1999; and The Gabelli Healthcare & Wellness(Rx) Trust since 2007


----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      **    - Term expires at the Fund's 2009 Annual Meeting of  Shareholders or
              until their successors are duly elected and qualified.

      ***   - Term expires at the Fund's 2010 Annual Meeting of  Shareholders or
              until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter for the Fund's common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an "interested person" of the Fund as a result of his son's employment by an affiliate of the Adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)   Trustees  who are not  interested  persons  are  considered  "Independent"
      Trustees.

                          THE GABELLI GLOBAL DEAL FUND
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS

                                       TOTAL AMOUNT     ORDINARY      DIVIDEND
                  PAYABLE    RECORD        PAID        INVESTMENT   REINVESTMENT
                   DATE       DATE     PER SHARE (a)   INCOME (a)      PRICE
                 --------   --------   -------------   ----------   ------------
COMMON SHARES
                 06/25/07   06/15/07     $0.40000       $0.40000     $19.1320
                 09/24/07   09/14/07      0.40000        0.40000      17.2356
                 12/17/07   12/12/07      0.40000        0.40000      15.9673
                                         --------       --------
                                         $1.20000       $1.20000

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Long-term capital gain distributions are reported in box 2a of Form 1099-DIV.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

     The Fund paid to common shareholders ordinary income dividends of $1.20 per share in 2007. For the period ended December 31, 2007, 13.45% of the ordinary dividends qualified for the dividend received deduction available to corporations, and 16.07% of the ordinary income distributions were qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2007 derived from U.S. Treasury Securities was 2.79%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Government Securities held as of December 31, 2007 was 35.05%.

                         HISTORICAL DISTRIBUTION SUMMARY

COMMON SHARES

                                                      SHORT-TERM
                                         INVESTMENT    CAPITAL         TOTAL
                                         INCOME (a)   GAINS (a)    DISTRIBUTIONS
                                         ----------   ----------   -------------
2007 .................................     $0.2982      $0.9018       $1.20000

----------
(a)   Taxable as ordinary income for Federal tax purposes.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Global Deal Fund (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer ("AST") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                          The Gabelli Global Deal Fund
                           c/o American Stock Transfer
                                6201 15th Avenue
                               Brooklyn, NY 11219

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE, or elsewhere, for the participants' accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

--------------------------------------------------------------------------------
The Annual Meeting of The Gabelli Global Deal Fund's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                              TRUSTEES AND OFFICERS
                          THE GABELLI GLOBAL DEAL FUND
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES                                                  OFFICERS

Mario J. Gabelli, CFA                                     Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                       PRESIDENT
   GAMCO INVESTORS, INC.
                                                          Carter W. Austin
Anthony J. Colavita                                          VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                              Peter D. Goldstein
                                                             CHIEF COMPLIANCE OFFICER
James P. Conn
   FORMER MANAGING DIRECTOR &                             James E. McKee
   CHIEF INVESTMENT OFFICER,                                 SECRETARY
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                          Sheila J. Moore
Clarence A. Davis                                            ASSISTANT VICE PRESIDENT & OMBUDSMAN
   CHIEF EXECUTIVE OFFICER,
   NESTOR, INC.                                           Agnes Mullady
                                                             TREASURER
Mario d'Urso
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA                   David I. Schachter
                                                             VICE PRESIDENT
Arthur V. Ferrara
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,             INVESTMENT ADVISER
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
                                                          Gabelli Funds, LLC
Michael J. Melarkey                                       One Corporate Center
   ATTORNEY-AT-LAW,                                       Rye, New York 10580-1422
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN
                                                          CUSTODIAN
Edward T. Tokar
   SENIOR MANAGING DIRECTOR,                              Mellon Trust of New England, N.A.
   BEACON TRUST COMPANY
                                                          COUNSEL
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                            Skadden, Arps, Slate, Meagher & Flom LLP

                                                          TRANSFER AGENT AND REGISTRAR

                                                          American Stock Transfer and Trust Company

                                                          STOCK EXCHANGE LISTING

                                                                                        Common
                                                                                        ------
                                                          NYSE-Symbol:                    GDL
                                                          Shares Outstanding:         21,300,610

                                                          The Net Asset Value per share appears in
                                                          the Publicly Traded Funds column, under
                                                          the heading "Specialized Equity Funds,"
                                                          in Monday's The Wall Street Journal. It
                                                          is also listed in Barron's Mutual
                                                          Funds/Closed End Funds section under the
                                                          heading "Specialized Equity Funds."

                                                          The Net Asset Value per share may be
                                                          obtained each day by calling (914)
                                                          921-5070 or visiting www.gabelli.com.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          THE GABELLI GLOBAL DEAL FUND
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM

                                                                     GDL Q4/2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $0 for 2006 and $28,000 for 2007.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2006 and $0 for 2007.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2007.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent auditors' engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) Not applicable

                           (c) Not applicable

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $65,000 for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Clarence Davis and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Deal Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

     ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                        Total Assets
                                                                                     No. of Accounts     in Accounts
        Name of Portfolio                                Total                         where Advisory   where Advisory
           Manager or               Type of          No. of Accounts       Total      Fee is Based on    Fee is Based
           Team Member              Accounts             Managed           Assets       Performance     on Performance
     ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
     1.  Mario J. Gabelli      Registered                  23             $15.5B             6               $5.2B
                               Investment
                               Companies:
     ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled                12             $269.6M            11             $188.6M
                               Investment
                               Vehicles:
     ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:            1991            $10.6B             6               $1.6B
     ------------------------- ------------------- ------------------- -------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli owned over $1,000,000 of the Fund as of December 31, 2007.


(B)  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ============================= ========================== ===============================
                                                                         (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                          SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                     PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)       (B) AVERAGE PRICE PAID PER   PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED                SHARE (OR UNIT)                OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ============================= ========================== ===============================
Month #1      Common - N/A              Common - N/A                  Common - N/A               Common - 21,311,110
07/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
07/31/07
============= ========================= ============================= ========================== ===============================
Month #2      Common - N/A              Common - N/A                  Common - N/A               Common - 21,311,110
08/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
08/31/07
============= ========================= ============================= ========================== ===============================
Month #3      Common - N/A              Common - N/A                  Common - N/A               Common - 21,311,110
09/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
09/30/07
============= ========================= ============================= ========================== ===============================
Month #4      Common - N/A              Common - N/A                  Common - N/A               Common - 21,311,110
10/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
10/31/07
============= ========================= ============================= ========================== ===============================
Month #5      Common - 10,500           Common - $16.5523             Common - 10,500            Common - 21,311,110 - 10,500
11/01/07                                                                                         = 21,300,610
through
11/30/07      Preferred - N/A           Preferred - N/A               Preferred - N/A             Preferred - N/A
============= ========================= ============================= ========================== ===============================
Month #6      Common - N/A              Common - N/A                  Common - N/A               Common - 21,300,610
12/01/07
through       Preferred - N/A           Preferred - N/A               Preferred - N/A            Preferred - N/A
12/31/07
============= ========================= ============================= ========================== ===============================
Total         Common - 10,500           Common - $16.5523             Common - 10,500            N/A

              Preferred - N/A           Preferred - N/A               Preferred - N/A
============= ========================= ============================= ========================== ===============================

     Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

  (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

  (a)(2)  Certifications  pursuant  to  Rule  30a-2(a)  under  the  1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)  Not applicable.

     (b)  Certifications  pursuant  to Rule  30a-2(b)  under  the  1940  Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Gabelli Global Deal Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady, Principal Financial Officer and Treasurer


Date     03/07/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.